Rule 497(e)

File Nos. 333-72042, 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805    HV-6777 - Hartford 403(b) Cornerstone Innovations

333-151805    HV-6778 - Premier InnovationsSM (Series II)

333-72042      HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated March 18, 2022 to your Prospectus

FUND NAME CHANGE

Effective April 13, 2022, the following name change will be made to your Prospectus:

Current Name	New Name
Goldman Sachs Growth Opportunities Fund	Goldman Sachs Mid Cap Growth Fund

As a result of these change, all references to the Current Name in your Prospectus will be deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.